                                                                      EXHIBIT 99



TERM SHEETS

      CMBS NEW ISSUE TERM SHEET

      $706,244,000 (APPROXIMATE)

      FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST
      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
      SERIES 2001-C3
      OFFERED CLASSES A-1, A-2, A-3, B, C, D AND E
      CERTIFICATES

      FIRST UNION NATIONAL BANK, GERMAN AMERICAN CAPITAL CORPORATION AND LASALLE BANK NATIONAL ASSOCIATION
      MORTGAGE LOAN SELLERS

      FIRST UNION NATIONAL BANK
      MASTER SERVICER

      LENNAR PARTNERS, INC.
      SPECIAL SERVICER

      JULY 2001

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF FIRST UNION SECURITIES, INC., DEUTSCHE BANC ALEX. BROWN INC. AND ABN AMRO INCORPORATED (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

FIRST UNION SECURITIES, INC.                           DEUTSCHE BANC ALEX. BROWN
                             ABN AMRO INCORPORATED

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

--------------------------------------------------------------------------------
OFFERED CERTIFICATES

              CLOSING   PERCENTAGE                   PASS-     WEIGHTED
                 DATE   OF CUT-OFF                 THROUGH      AVERAGE      CASH FLOW    EXPECTED
          CERTIFICATE    DATE POOL    CREDIT          RATE         LIFE   OR PRINCIPAL   FITCH/S&P
CLASS      BALANCE(1)      BALANCE   SUPPORT   DESCRIPTION   (YEARS)(2)      WINDOW(2)      RATING
--------------------------------------------------------------------------------------------------
A-1      $ 50,000,000      6.11%      23.63%      Fixed         2.90      09/01-04/06     AAA/AAA
--------------------------------------------------------------------------------------------------
A-2      $139,853,000     17.08%      23.63%      Fixed         6.69      04/06-01/11     AAA/AAA
--------------------------------------------------------------------------------------------------
A-3      $435,531,000     53.19%      23.63%      Fixed         9.68      01/11-06/11     AAA/AAA
--------------------------------------------------------------------------------------------------
B        $ 33,777,000      4.13%      19.50%      Fixed         9.82      06/11-06/11       AA/AA
--------------------------------------------------------------------------------------------------
C        $ 12,283,000      1.50%      18.00%      Fixed         9.86      06/11-07/11     AA-/AA-
--------------------------------------------------------------------------------------------------
D        $ 23,541,000      2.87%      15.13%      Fixed(4)      9.90      07/11-07/11         A/A
--------------------------------------------------------------------------------------------------
E        $ 11,259,000      1.38%      13.75%      Fixed(4)      9.90      07/11-07/11       A-/A-
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NON-OFFERED CERTIFICATES

                    CLOSING   PERCENTAGE                   PASS-     WEIGHTED
                       DATE   OF CUT-OFF                 THROUGH      AVERAGE      CASH FLOW    EXPECTED
                CERTIFICATE    DATE POOL    CREDIT          RATE         LIFE   OR PRINCIPAL   FITCH/S&P
CLASS            BALANCE(1)      BALANCE   SUPPORT   DESCRIPTION   (YEARS)(2)      WINDOW(2)      RATING
--------------------------------------------------------------------------------------------------------
F(3)           $ 12,283,000      1.50%      12.25%        Fixed(4)    (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------
G(3)           $ 12,282,000      1.50%      10.75%        Fixed(4)    (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------
H(3)           $ 12,283,000      1.50%       9.25%          WAC(5)    (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------
J(3)           $ 18,423,000      2.25%       7.00%        Fixed       (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------
K(3)           $ 14,330,000      1.75%       5.25%        Fixed       (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------
L(3)           $  6,141,000      0.75%       4.50%        Fixed       (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------
M(3)           $  4,094,000      0.50%       4.00%        Fixed       (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------
N(3)           $  6,142,000      0.75%       3.25%        Fixed       (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------
O(3)           $  4,094,000      0.50%       2.75%        Fixed       (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------
P(3)           $ 22,518,217      2.75%       0.00%        Fixed       (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------
IO(3)(6)       $818,834,217(6)     N/A        N/A        WAC/IO(6)    (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------
IO-II(3)(6)    $           (6)     N/A        N/A        WAC/IO(6)    (3)           (3)           (3)
--------------------------------------------------------------------------------------------------------

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.
(2) Based on no prepayments and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS -- Weighted Average Life" in the preliminary prospectus supplement.
(3) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.
(4) The Pass-Through Rates for the Class D, Class E, Class F and Class G Certificates for any Distribution Date will be capped at the Weighted Average Net Mortgage Rate for such Distribution Date.
(5) The Pass-Through Rate for the Class H Certificates for any Distribution Date will equal the Weighted Average Net Mortgage Rate for such Distribution Date.
(6) The Class IO Certificates will not have a certificate balance and their holders will not receive distributions principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO certificates as described in the preliminary prospectus supplement. The interest rate applicable to each component of the Class IO certificates for each distribution date will equal the excess, if any, of the Weighted Average Net Mortgage Rate of the Mortgage Loans for such Distribution Date over the Pass-Through Rate then applicable to the corresponding Class of Certificates entitled to receive distributions of principal. The Class IO Certificates may ultimately be issued as two (or more) separate classes with the same aggregate payment characteristics as are described in the preliminary prospectus supplement for the Class IO Certificates.

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC

                          (STRUCTURAL OVERVIEW CHART)

--------------------------------------------------------------------------------
OFFERED CERTIFICATES

              RATING
CLASS       (Fitch/S&P)
------------------------------------
A-1           AAA/AAA
------------------------------------
A-2           AAA/AAA
------------------------------------
A-3           AAA/AAA
------------------------------------
B              AA/AA
------------------------------------
C             AA-/AA-
------------------------------------
D              A/A
------------------------------------
E             A-/A-
------------------------------------

------------------------------------
NON-OFFERED CERTIFICATES

              RATING
CLASS       (Fitch/S&P)
------------------------------------
F          (Not Offered)
------------------------------------
G          (Not Offered)
------------------------------------
H          (Not Offered)
------------------------------------
J          (Not Offered)
------------------------------------
K          (Not Offered)
------------------------------------
L          (Not Offered)
------------------------------------
M          (Not Offered)
------------------------------------
N          (Not Offered)
------------------------------------
O          (Not Offered)
------------------------------------
P          (Not Offered)
------------------------------------
IO*        (Not Offered)
------------------------------------
IO-I*      (Not Offered)
------------------------------------

* The Class IO Certificates may ultimately be issued as two (or more) separate classes with the same aggregate payment characteristics as are described in the preliminary prospectus supplement for the Class IO Certificates.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

TRANSACTION TERMS

       NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED JULY 27, 2001.

--------------------------------------------------------------------------------

ISSUE TYPE             Sequential pay REMIC. Class A-1, A-2, A-3, B, C, D and E
                       Certificates (the "Offered Certificates") are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to accredited investors.

CUT-OFF DATE           All Mortgage loan characteristics are based on balances
                       as of the Cut-Off Date, August 1, 2001 (or, in the case of 3 mortgage loans, August 15, 2001). All percentages presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 125 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $818,834,218 (the "Cut-Off Date Pool
                       Balance"), subject to a variance of plus or minus 5%. The
                       Mortgage Loans are secured by 149 properties (the
                       "Mortgaged Properties") located throughout 33 states and the District of Columbia.

DEPOSITOR              First Union Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS  First Union National Bank, German American Capital
                       Corporation and LaSalle Bank National Association.

UNDERWRITERS           First Union Securities, Inc., Deutsche Banc Alex. Brown
                       Inc. and ABN AMRO Incorporated.

TRUSTEE                Wells Fargo Bank Minnesota, N.A.

PAYING AGENT           LaSalle Bank National Association.

MASTER SERVICER        First Union National Bank.

SPECIAL SERVICER       Lennar Partners, Inc.

RATING AGENCIES        Standard and Poor's Ratings Services, a division of the
                       McGraw-Hill Companies, Inc. and Fitch, Inc.

DENOMINATIONS          $10,000 minimum for Offered Certificates.

SETTLEMENT DATE        On or about August 21, 2001.

SETTLEMENT TERMS       Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE      The 15th day of each month, or if such 15th day is not a
                       business day, the next succeeding business day, commencing with respect to the Offered Certificates in September 2001.

DETERMINATION DATE     For any Distribution Date, the fourth business day prior
                       to the related Distribution Date.

INTEREST DISTRIBUTIONS Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Classes A-1, A-2, A-3 and IO ranking pari passu in entitlement to interest.

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PRINCIPAL
DISTRIBUTIONS        Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, payments of principal to the Class A-1, Class A-2 and Class A-3
                     Certificates will be made on a pro rata basis.

LOSSES Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1, Class A-2 and Class A-3 Certificates.

PREPAYMENT PREMIUMS  All Prepayment Premiums are distributed to
                     Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, any Prepayment Premium will be allocated to each Class of Offered Certificates and Class F, Class G and Class H Certificates then entitled to principal distributions, which percentage will be equal to the product of the amount of such Prepayment Premiums, multiplied by a fraction, the numerator of which is equal to the amount of principal distributable to such Class of sequential pay certificates on such Distribution Date and the denominator of which is the Principal Distribution Amount for such Distribution Date.

                     The portion, if any, of the prepayment premiums remaining after any payments described above will be distributed to the holders of the Class IO Certificates.

YIELD MAINTENANCE
CHARGES All Yield Maintenance Charges are distributed to Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class F, Class G and Class H Certificates then entitled to principal distributions will be entitled to an amount of Yield Maintenance Charges of Offered Certificates or Class F, Class G and Class H Certificates equal to the product of (a) the amount of such Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date.

                     The portion, if any, of the yield maintenance charges remaining after any payments described above will be distributed to the holders of the Class IO Certificates.

ADVANCES The Master Servicer and, if it fails to do so, the Trustee will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur.

APPRAISAL REDUCTIONS An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

OPTIONAL TERMINATION The Master Servicer, the Special Servicer, and certain
                     Certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than or equal to 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CONTROLLING CLASS    The Class of Sequential Pay Certificates (a) which bears
                     the latest alphabetical Class designation and (b) the Certificate Balance of which is (i) greater than 25% of its original Certificate Balance and (ii) equal to or greater than 1.0% of the sum of the original Certificate Balances of all the Sequential Pay Certificates; provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Certificates (other than the Residual
                     Certificates or the Class IO Certificates) bearing the latest alphabetical Class designation.

ERISA                The Offered Certificates are expected to be ERISA eligible.

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

CONTACT              First Union Securities, Inc.           Deutsche Banc Alex. Brown Inc.
                     William C. Green - William J. Cohane   Toby Cobb - Tom Traynor
                     (704) 374-6161 - (704) 383-7639 (Fax)  (212) 469-6842 - (212) 469-5125
                                                            (212) 469-4579 (Fax) - (212) 469-4579 (Fax)

                                        ABN AMRO Incorporated
                                   Frank Forelle - Gerald Sneider
                              (212) 409-7721     - (212) 409-7849 (Fax)

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GENERAL CHARACTERISTICS

--------------------------------------------------------
Number of Mortgage Loans                             125
--------------------------------------------------------
Number of Crossed Pools and Mortgage
  Loans                                              120
--------------------------------------------------------
Number of Mortgaged Properties                       149
--------------------------------------------------------
Aggregate balance of all Mortgage Loans     $818,834,218
--------------------------------------------------------
Number of Mortgage Loans with Balloon
  Payments                                           115
--------------------------------------------------------
Number of Mortgage Loans with
  Anticipated Repayment Date                           4
--------------------------------------------------------
Minimum balance                             $    671,859
--------------------------------------------------------
Maximum balance                             $ 41,000,000
--------------------------------------------------------
Average balance                             $  6,550,674
--------------------------------------------------------
Maximum balance for a group of cross-
  collateralized and cross-defaulted
  Mortgage Loans(1)                         $ 39,500,000
--------------------------------------------------------

--------------------------------------------------------
--------------------------------------------------------
Weighted average LTV ratio(2)                      71.1%
--------------------------------------------------------
Weighted average DCSR(2)                           1.33x
--------------------------------------------------------
Weighted average LTV at Maturity or
  Anticipated Repayment Date(2)                    61.3%
--------------------------------------------------------
Range of Mortgage Loan interest rates        6.60%-8.72%
--------------------------------------------------------
Weighted average Mortgage Loan interest
  rate                                             7.47%
--------------------------------------------------------
Range of remaining term to Maturity or
  Anticipated Repayment Date (months)           55 - 257
--------------------------------------------------------
Weighted average remaining term to
  Maturity or Anticipated Repayment Date
  (months)                                           115
--------------------------------------------------------
Weighted average occupancy rate(3)                 95.9%
--------------------------------------------------------

(1) Consists of 4 individual Mortgage Loans.
(2) For purposes of determining the debt service coverage ratio for 1 mortgage loan (identified as loan number 18 on Annex A-1 to the preliminary prospectus supplement), the debt service payments were reduced by amounts available under a letter of credit securing such Mortgage Loans. In addition, the principal balance of such Mortgage Loan was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan.
(3) The weighted average occupancy rate information shown above excludes 1 Mortgage Loan secured by a hospitality property, representing 3.0% of the Mortgage Pool.

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                  (PIE CHART)

                       Multifamily               30.1%
                       Retail                    25.5%
                       Office                    18.0%
                       Industrial                10.5%
                       Mixed Use                  6.8%
                       Self Storage               3.8%
                       Hospitality                3.0%
                       Manufactured Housing       2.2%
                       Parking Facility           0.2%

--------------------------------------------------------------------------------
PROPERTY TYPES

                                                                        % OF                                   WEIGHTED
                                  NUMBER OF        AGGREGATE         INITIAL    WEIGHTED                        AVERAGE
                                    LOANS/      CUT-OFF DATE    CUT-OFF DATE     AVERAGE        MIN/MAX    CUT-OFF DATE
PROPERTY TYPE                     PROPERTIES         BALANCE    POOL BALANCE        DSCR           DSCR       LTV RATIO
-----------------------------------------------------------------------------------------------------------------------
Multifamily                           35/37     $246,405,698           30.1%       1.27x    1.19x/1.77x           74.2%
-----------------------------------------------------------------------------------------------------------------------
Retail                                40/40     $208,476,995           25.5%       1.32x    1.00x/1.47x           71.7%
-----------------------------------------------------------------------------------------------------------------------
  Retail - Anchored                   10/10     $124,836,771           15.2%       1.36x    1.23x/1.46x           70.4%
-----------------------------------------------------------------------------------------------------------------------
  Retail - Unanchored                 27/27     $ 75,259,015            9.2%       1.26x    1.00x/1.47x           73.4%
-----------------------------------------------------------------------------------------------------------------------
  Retail - Shadow Anchored              3/3     $  8,381,208            1.0%       1.36x    1.26x/1.44x           74.3%
-----------------------------------------------------------------------------------------------------------------------
Office                                20/20     $147,498,579           18.0%       1.35x    1.20x/1.50x           68.5%
-----------------------------------------------------------------------------------------------------------------------
Industrial                            13/20     $ 85,856,945           10.5%       1.31x    1.25x/1.48x           73.2%
-----------------------------------------------------------------------------------------------------------------------
Mixed Use                               9/9     $ 55,803,611            6.8%       1.27x    1.21x/1.53x           73.0%
-----------------------------------------------------------------------------------------------------------------------
Self Storage                           2/17     $ 30,870,290            3.8%       1.42x    1.42x/1.42x           61.8%
-----------------------------------------------------------------------------------------------------------------------
Hospitality                             1/1     $ 24,233,309            3.0%       2.08x    2.08x/2.08x           48.5%
-----------------------------------------------------------------------------------------------------------------------
Manufactured Housing                    4/4     $ 17,974,954            2.2%       1.30x    1.24x/1.37x           73.6%
-----------------------------------------------------------------------------------------------------------------------
Parking Facility                        1/1     $  1,713,838            0.2%       1.20x    1.20x/1.20x           57.1%
-----------------------------------------------------------------------------------------------------------------------
                                    125/149     $818,834,218          100.0%       1.33X    1.00X/2.08X           71.1%
-----------------------------------------------------------------------------------------------------------------------

 * For purposes of determining the debt service coverage ratio for 1 mortgage loan (identified as loan number 18 on Annex A-1 to the preliminary prospectus supplement), the debt service payments were reduced by amounts available under a letter of credit securing such Mortgage Loan. In addition, the principal balance of such Mortgage Loan was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

                             (MAP OF UNITED STATES)

               Texas:               17.7%
               Florida:             13.4%
               Southern California:  8.0%
               Northern California:  6.8%
               Pennsylvania:         6.5%
               Maryland:             5.5%
               Michigan:             5.3%
               Other States:        36.7% of Cut-Off Date Pool Balance.

--------------------------------------------------------------------------------
PROPERTY LOCATION

                                          NUMBER OF           AGGREGATE                                     WEIGHTED
                                          MORTGAGED        CUT-OFF DATE        % OF CUT-OFF DATE             AVERAGE
STATES(1)                                PROPERTIES             BALANCE             POOL BALANCE                DSCR
--------------------------------------------------------------------------------------------------------------------
TX                                              21        $144,757,866               17.7%                     1.27x
--------------------------------------------------------------------------------------------------------------------
CA                                              23        $121,108,243               14.8%                     1.31x
--------------------------------------------------------------------------------------------------------------------
 Southern(2)                                    16        $ 65,631,650                8.0%                     1.31x
--------------------------------------------------------------------------------------------------------------------
 Northern(2)                                     7        $ 55,476,593                6.8%                     1.31x
--------------------------------------------------------------------------------------------------------------------
FL                                              19        $109,927,502               13.4%                     1.32x
--------------------------------------------------------------------------------------------------------------------
PA                                               6        $ 53,474,209                6.5%                     1.33x
--------------------------------------------------------------------------------------------------------------------
MD                                               2        $ 45,184,882                5.5%                     1.79x
--------------------------------------------------------------------------------------------------------------------
MI                                               8        $ 43,692,808                5.3%                     1.25x
--------------------------------------------------------------------------------------------------------------------
Other                                           70        $300,688,708               36.7%                     1.32x
--------------------------------------------------------------------------------------------------------------------
                                               149        $818,834,218              100.0%                     1.33X
--------------------------------------------------------------------------------------------------------------------

                                         WEIGHTED      WEIGHTED
                                          AVERAGE       AVERAGE
                                     CUT-OFF DATE      MORTGAGE
STATES(1)                               LTV RATIO          RATE
---------------------------------------------------------------
TX                                          75.3%         7.39%
---------------------------------------------------------------
CA                                          67.2%         7.53%
---------------------------------------------------------------
 Southern(2)                                69.0%         7.55%
---------------------------------------------------------------
 Northern(2)                                64.9%         7.50%
---------------------------------------------------------------
FL                                          70.2%         7.40%
---------------------------------------------------------------
PA                                          75.2%         7.63%
---------------------------------------------------------------
MD                                          58.4%         7.12%
---------------------------------------------------------------
MI                                          72.0%         7.57%
---------------------------------------------------------------
Other                                       71.9%         7.51%
---------------------------------------------------------------
                                            71.1%         7.47%
---------------------------------------------------------------

(1) Because this table presents information relating to the Mortgaged Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgage Property is based on allocated loan amounts (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties).

(2) For purposes of determining whether a Mortgaged Property is in Northern California or Southern California, Mortgaged Properties located north of Bakersfield were included in Northern California and Mortgaged Properties located in or south of Bakersfield were included in Southern California.

- THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 33 STATES AND THE DISTRICT OF COLUMBIA.

* For purposes of determining the debt service coverage ratio for 1 Mortgage Loan (identified as loan number 18), the amount available under a letter of credit was deducted from the applicable principal balance. In addition, the principal balance of such Mortgage Loan was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL -- Additional Mortgage Loan Information" in the preliminary prospectus supplement.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE OF MORTGAGE LOANS

                                                                                                             WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF        WEIGHTED         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE    CUT-OFF DATE    MORTGAGE
CUT-OFF BALANCE                                 LOANS         BALANCE    POOL BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
$500,001 - $2,000,000                              30    $ 40,055,565            4.9%           1.26x           69.7%       7.65%
---------------------------------------------------------------------------------------------------------------------------------
$2,000,001 - $4,000,000                            27    $ 81,410,148            9.9%           1.31x           74.4%       7.44%
---------------------------------------------------------------------------------------------------------------------------------
$4,000,001 - $6,000,000                            25    $127,718,676           15.6%           1.33x           72.5%       7.59%
---------------------------------------------------------------------------------------------------------------------------------
$6,000,001 - $8,000,000                            13    $ 96,365,096           11.8%           1.27x           72.6%       7.48%
---------------------------------------------------------------------------------------------------------------------------------
$8,000,001 - $10,000,000                            7    $ 62,338,911            7.6%           1.30x           69.5%       7.33%
---------------------------------------------------------------------------------------------------------------------------------
$10,000,001 - $15,000,000                          15    $194,155,614           23.7%           1.28x           73.4%       7.50%
---------------------------------------------------------------------------------------------------------------------------------
$15,000,001 - $20,000,000                           2    $ 31,266,033            3.8%           1.38x           67.7%       7.39%
---------------------------------------------------------------------------------------------------------------------------------
$20,000,001 - $25,000,000                           2    $ 45,184,882            5.5%           1.79x           58.4%       7.12%
---------------------------------------------------------------------------------------------------------------------------------
$25,000,001 - $30,000,000                           1    $ 26,086,638            3.2%           1.33x           62.1%       7.63%
---------------------------------------------------------------------------------------------------------------------------------
$30,000,001 - $35,000,000                           1    $ 34,357,052            4.2%           1.35x           74.2%       7.60%
---------------------------------------------------------------------------------------------------------------------------------
$35,000,001 - $40,000,000                           1    $ 38,895,603            4.8%           1.20x           76.1%       7.35%
---------------------------------------------------------------------------------------------------------------------------------
$40,000,001 - $45,000,000                           1    $ 41,000,000            5.0%           1.46x           63.8%       7.30%
---------------------------------------------------------------------------------------------------------------------------------
                                                  125    $818,834,218          100.0%           1.33X           71.1%       7.47%
---------------------------------------------------------------------------------------------------------------------------------

- THE AVERAGE CUT-OFF DATE BALANCE IS $6,550,674.

--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE OF MORTGAGE LOANS AND CROSSED POOLS(1)

                                                                                                             WEIGHTED    WEIGHTED
                                           NUMBER OF       AGGREGATE            % OF        WEIGHTED          AVERAGE     AVERAGE
                                            MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE     CUT-OFF DATE    MORTGAGE
CUT-OFF BALANCE                                LOANS         BALANCE    POOL BALANCE            DSCR        LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
$500,001 - $2,000,000                             30    $ 40,055,565            4.9%           1.26x            69.7%       7.65%
---------------------------------------------------------------------------------------------------------------------------------
$2,000,001 - $4,000,000                           27    $ 81,410,148            9.9%           1.31x            74.4%       7.44%
---------------------------------------------------------------------------------------------------------------------------------
$4,000,001 - $6,000,000                           23    $117,982,581           14.4%           1.33x            72.7%       7.58%
---------------------------------------------------------------------------------------------------------------------------------
$6,000,001 - $8,000,000                           12    $ 88,615,096           10.8%           1.27x            72.5%       7.52%
---------------------------------------------------------------------------------------------------------------------------------
$8,000,001 - $10,000,000                           6    $ 53,838,911            6.6%           1.31x            69.3%       7.38%
---------------------------------------------------------------------------------------------------------------------------------
$10,000,001 - $15,000,000                         12    $159,174,791           19.4%           1.27x            73.6%       7.56%
---------------------------------------------------------------------------------------------------------------------------------
$15,000,001 - $20,000,000                          2    $ 31,266,033            3.8%           1.38x            67.7%       7.39%
---------------------------------------------------------------------------------------------------------------------------------
$20,000,001 - $25,000,000                          3    $ 66,651,799            8.1%           1.65x            62.5%       7.30%
---------------------------------------------------------------------------------------------------------------------------------
$25,000,001 - $30,000,000                          1    $ 26,086,638            3.2%           1.33x            62.1%       7.63%
---------------------------------------------------------------------------------------------------------------------------------
$30,000,001 - $35,000,000                          1    $ 34,357,052            4.2%           1.35x            74.2%       7.60%
---------------------------------------------------------------------------------------------------------------------------------
$35,000,001 - $40,000,000                          2    $ 78,395,603            9.6%           1.24x            74.4%       7.17%
---------------------------------------------------------------------------------------------------------------------------------
$40,000,001 - $45,000,000                          1    $ 41,000,000            5.0%           1.46x            63.8%       7.30%
---------------------------------------------------------------------------------------------------------------------------------
                                                 120    $818,834,218          100.0%           1.33X            71.1%       7.47%
---------------------------------------------------------------------------------------------------------------------------------

(1) This table presents certain information based on the assumption that any Mortgage Loans which are cross-collateralized and cross-defaulted with other Mortgage Loans included in the trust fund are a single Mortgage Loan.

- THE AVERAGE CUT-OFF DATE BALANCE IS $6,823,618.

* For purposes of determining the debt service coverage ratio for 1 Mortgage Loan (identified as loan number 18), the amount available under a letter of credit was deducted from the applicable principal balance. In addition, the principal balance of such Mortgage Loan was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL -- Additional Mortgage Loan Information" in the preliminary prospectus supplement.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
MORTGAGE RATE

                                                                                                             WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF        WEIGHTED         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE    CUT-OFF DATE    MORTGAGE
MORTGAGE RATE                                   LOANS         BALANCE    POOL BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
6.500% - 6.749%                                     2    $ 27,431,144            3.4%           1.46x           69.8%       6.62%
---------------------------------------------------------------------------------------------------------------------------------
6.750% - 6.999%                                     7    $ 44,178,812            5.4%           1.25x           72.1%       6.98%
---------------------------------------------------------------------------------------------------------------------------------
7.000% - 7.249%                                    15    $ 81,244,336            9.9%           1.42x           70.7%       7.14%
---------------------------------------------------------------------------------------------------------------------------------
7.250% - 7.499%                                    33    $255,567,570           31.2%           1.31x           71.7%       7.34%
---------------------------------------------------------------------------------------------------------------------------------
7.500% - 7.749%                                    31    $276,554,035           33.8%           1.37x           69.9%       7.58%
---------------------------------------------------------------------------------------------------------------------------------
7.750% - 7.999%                                    25    $ 89,009,978           10.9%           1.27x           70.7%       7.82%
---------------------------------------------------------------------------------------------------------------------------------
8.000% - 8.249%                                     5    $  8,903,398            1.1%           1.30x           72.6%       8.11%
---------------------------------------------------------------------------------------------------------------------------------
8.250% - 8.499%                                     4    $ 24,800,560            3.0%           1.17x           76.5%       8.36%
---------------------------------------------------------------------------------------------------------------------------------
8.500% - 8.749%                                     3    $ 11,144,385            1.4%           1.24x           75.9%       8.60%
---------------------------------------------------------------------------------------------------------------------------------
                                                  125    $818,834,218          100.0%           1.33X           71.1%       7.47%
---------------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.47%.

--------------------------------------------------------------------------------
DEBT SERVICE COVERAGE RATIO

                                                                                                             WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF        WEIGHTED         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE    CUT-OFF DATE    MORTGAGE
DEBT SERVICE COVERAGE RATIO                     LOANS         BALANCE    POOL BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
1.00x - 1.04x                                       6    $ 16,277,579            2.0%           1.02x           78.2%       7.85%
---------------------------------------------------------------------------------------------------------------------------------
1.05x - 1.09x                                       1    $  2,616,139            0.3%           1.05x           88.1%       7.90%
---------------------------------------------------------------------------------------------------------------------------------
1.10x - 1.14x                                       1    $  1,725,127            0.2%           1.11x           78.4%       8.00%
---------------------------------------------------------------------------------------------------------------------------------
1.15x - 1.19x                                       1    $  4,224,622            0.5%           1.19x           75.2%       8.72%
---------------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                                      20    $167,610,526           20.5%           1.21x           74.1%       7.58%
---------------------------------------------------------------------------------------------------------------------------------
1.25x - 1.29x                                      35    $217,618,859           26.6%           1.27x           74.4%       7.49%
---------------------------------------------------------------------------------------------------------------------------------
1.30x - 1.34x                                      22    $114,479,426           14.0%           1.32x           69.9%       7.44%
---------------------------------------------------------------------------------------------------------------------------------
1.35x - 1.39x                                      14    $109,526,368           13.4%           1.36x           73.1%       7.45%
---------------------------------------------------------------------------------------------------------------------------------
1.40x - 1.44x                                      14    $ 64,673,112            7.9%           1.42x           65.3%       7.41%
---------------------------------------------------------------------------------------------------------------------------------
1.45x - 1.49x                                       7    $ 78,977,772            9.6%           1.46x           65.7%       7.11%
---------------------------------------------------------------------------------------------------------------------------------
1.50x - 1.54x                                       2    $ 11,387,420            1.4%           1.51x           62.6%       7.31%
---------------------------------------------------------------------------------------------------------------------------------
1.75x - 1.79x                                       1    $  5,483,956            0.7%           1.77x           55.4%       7.00%
---------------------------------------------------------------------------------------------------------------------------------
2.00x - 2.50x                                       1    $ 24,233,309            3.0%           2.08x           48.5%       7.58%
---------------------------------------------------------------------------------------------------------------------------------
                                                  125    $818,834,218          100.0%           1.33X           71.1%       7.47%
---------------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.33X.

* For purposes of determining the debt service coverage ratio for 1 Mortgage Loan (identified as loan number 18), the amount available under a letter of credit was deducted from the applicable principal balance. In addition, the principal balance of such Mortgage Loan was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL -- Additional Mortgage Loan Information" in the preliminary prospectus supplement.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                                                             WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF        WEIGHTED         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE    CUT-OFF DATE    MORTGAGE
CUT-OFF DATE LTV RATIO                          LOANS         BALANCE    POOL BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                                     2    $ 25,983,785            3.2%            2.03x          48.4%        7.57%
---------------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                                     2    $  4,977,088            0.6%            1.42x          53.3%        7.47%
---------------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                                     9    $ 23,398,746            2.9%            1.43x          57.3%        7.46%
---------------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                                     7    $117,632,181           14.4%            1.40x          62.7%        7.45%
---------------------------------------------------------------------------------------------------------------------------------
65.01% - 70.00%                                    19    $128,683,777           15.7%            1.35x          68.8%        7.25%
---------------------------------------------------------------------------------------------------------------------------------
70.01% - 75.00%                                    45    $291,683,331           35.6%            1.29x          73.1%        7.49%
---------------------------------------------------------------------------------------------------------------------------------
75.01% - 80.00%                                    36    $204,630,780           25.0%            1.25x          78.1%        7.52%
---------------------------------------------------------------------------------------------------------------------------------
80.01% - 85.00%                                     4    $ 19,228,392            2.3%            1.13x          81.8%        7.88%
---------------------------------------------------------------------------------------------------------------------------------
85.01% - 90.00%                                     1    $  2,616,139            0.3%            1.05x          88.1%        7.90%
---------------------------------------------------------------------------------------------------------------------------------
                                                  125    $818,834,218          100.0%            1.33X          71.1%        7.47%
---------------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 71.1%.

--------------------------------------------------------------------------------
MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

                                                                                                             WEIGHTED
                                                                                                              AVERAGE    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF        WEIGHTED        MATURITY     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    CUT-OFF DATE         AVERAGE            DATE    MORTGAGE
MATURITY DATE OR ARD LTV RATIO                  LOANS         BALANCE    POOL BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
0%                                                  6    $  9,644,566            1.2%            1.06x           0.0%        7.46%
---------------------------------------------------------------------------------------------------------------------------------
0.01% - 5.00%                                       1    $  2,616,139            0.3%            1.05x           0.1%        7.90%
---------------------------------------------------------------------------------------------------------------------------------
25.01% - 30.00%                                     2    $ 10,071,979            1.2%            1.02x          25.8%        8.24%
---------------------------------------------------------------------------------------------------------------------------------
35.01% - 40.00%                                     1    $  1,484,156            0.2%            1.25x          35.4%        7.88%
---------------------------------------------------------------------------------------------------------------------------------
40.01% - 45.00%                                     4    $ 30,805,292            3.8%            1.93x          40.9%        7.56%
---------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                                     5    $ 20,502,065            2.5%            1.42x          49.1%        7.61%
---------------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                                     5    $ 39,711,978            4.8%            1.46x          52.0%        7.31%
---------------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                                     8    $102,890,527           12.6%            1.38x          56.4%        7.46%
---------------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                                    35    $258,669,809           31.6%            1.31x          62.6%        7.43%
---------------------------------------------------------------------------------------------------------------------------------
65.01% - 70.00%                                    41    $232,113,060           28.3%            1.30x          67.2%        7.47%
---------------------------------------------------------------------------------------------------------------------------------
70.01% - 75.00%                                    16    $104,498,397           12.8%            1.24x          71.7%        7.41%
---------------------------------------------------------------------------------------------------------------------------------
75.01% - 80.00%                                     1    $  5,826,250            0.7%            1.26x          77.0%        8.50%
---------------------------------------------------------------------------------------------------------------------------------
                                                  125    $818,834,218          100.0%            1.33X          61.3%        7.47%
---------------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 61.3%

* For purposes of determining the debt service coverage ratio for 1 Mortgage Loan (identified as loan number 18), the amount available under a letter of credit was deducted from the applicable principal balance. In addition, the principal balance of such Mortgage Loan was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL -- Additional Mortgage Loan Information" in the preliminary prospectus supplement.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY OR ARD

                                                                                 % OF                        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE    CUT-OFF DATE        WEIGHTED         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE            POOL         AVERAGE    CUT-OFF DATE    MORTGAGE
ORIGINAL TERM TO MATURITY OR ARD                LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
0 - 60 months                                       6    $ 60,491,969          7.4%             1.28x        73.8%         7.40%
---------------------------------------------------------------------------------------------------------------------------------
73 - 84 months                                      2    $  8,028,951          1.0%             1.36x        74.4%         7.03%
---------------------------------------------------------------------------------------------------------------------------------
109 - 120 months                                  107    $724,193,130         88.4%             1.35x        70.5%         7.46%
---------------------------------------------------------------------------------------------------------------------------------
121 - 132 months                                    1    $  1,276,700          0.2%             1.41x        77.4%         7.50%
---------------------------------------------------------------------------------------------------------------------------------
145 - 156 months                                    3    $  4,678,812          0.6%             1.00x        66.8%         6.91%
---------------------------------------------------------------------------------------------------------------------------------
169 - 180 months                                    1    $  4,224,622          0.5%             1.19x        75.2%         8.72%
---------------------------------------------------------------------------------------------------------------------------------
193 - 204 months                                    1    $  7,123,285          0.9%             1.03x        83.5%         8.44%
---------------------------------------------------------------------------------------------------------------------------------
217 - 228 months                                    1    $  1,725,127          0.2%             1.11x        78.4%         8.00%
---------------------------------------------------------------------------------------------------------------------------------
229 - 240 months                                    1    $  1,526,789          0.2%             1.03x        82.5%         8.13%
---------------------------------------------------------------------------------------------------------------------------------
253 - 264 months                                    2    $  5,564,833          0.7%             1.02x        84.5%         7.82%
---------------------------------------------------------------------------------------------------------------------------------
                                                  125    $818,834,218        100.0%             1.33X        71.1%         7.47%
---------------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 118 MONTHS.

--------------------------------------------------------------------------------
REMAINING TERM TO MATURITY OR ARD

                                                                                 % OF                        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE    CUT-OFF DATE        WEIGHTED         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE            POOL         AVERAGE    CUT-OFF DATE    MORTGAGE
REMAINING TERM TO MATURITY OR ARD               LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
0 - 60 months                                       6    $ 60,491,969          7.4%             1.28x        73.8%         7.40%
---------------------------------------------------------------------------------------------------------------------------------
73 - 84 months                                      2    $  8,028,951          1.0%             1.36x        74.4%         7.03%
---------------------------------------------------------------------------------------------------------------------------------
109 - 120 months                                  108    $725,469,830         88.6%             1.35x        70.5%         7.46%
---------------------------------------------------------------------------------------------------------------------------------
145 - 156 months                                    3    $  4,678,812          0.6%             1.00x        66.8%         6.91%
---------------------------------------------------------------------------------------------------------------------------------
157 - 168 months                                    1    $  4,224,622          0.5%             1.19x        75.2%         8.72%
---------------------------------------------------------------------------------------------------------------------------------
193 - 204 months                                    1    $  7,123,285          0.9%             1.03x        83.5%         8.44%
---------------------------------------------------------------------------------------------------------------------------------
205 - 216 months                                    1    $  1,725,127          0.2%             1.11x        78.4%         8.00%
---------------------------------------------------------------------------------------------------------------------------------
217 - 228 months                                    1    $  1,526,789          0.2%             1.03x        82.5%         8.13%
---------------------------------------------------------------------------------------------------------------------------------
253 - 264 months                                    2    $  5,564,833          0.7%             1.02x        84.5%         7.82%
---------------------------------------------------------------------------------------------------------------------------------
                                                  125    $818,834,218        100.0%             1.33X        71.1%         7.47%
---------------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 115 MONTHS.

* For purposes of determining the debt service coverage ratio for 1 Mortgage Loan (identified as loan number 18), the amount available under a letter of credit was deducted from the applicable principal balance. In addition, the principal balance of such Mortgage Loan was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL -- Additional Mortgage Loan Information" in the preliminary prospectus supplement.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM

                                                                                                             WEIGHTED    WEIGHTED
                                                NUMBER OF       AGGREGATE            % OF    WEIGHTED         AVERAGE     AVERAGE
                                                 MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE    CUT-OFF DATE    MORTGAGE
ORIGINAL AMORTIZATION TERM                          LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
109 - 120 months                                        1    $  1,713,838          0.2%       1.20x          57.1%         7.85%
---------------------------------------------------------------------------------------------------------------------------------
145 - 156 months                                        3    $  4,678,812          0.6%       1.00x          66.8%         6.91%
---------------------------------------------------------------------------------------------------------------------------------
193 - 204 months                                        1    $  1,484,156          0.2%       1.25x          59.4%         7.88%
---------------------------------------------------------------------------------------------------------------------------------
217 - 228 months                                        1    $  1,725,127          0.2%       1.11x          78.4%         8.00%
---------------------------------------------------------------------------------------------------------------------------------
229 - 240 months                                        2    $  2,568,307          0.3%       1.18x          73.2%         8.02%
---------------------------------------------------------------------------------------------------------------------------------
241 - 252 months                                        1    $  7,123,285          0.9%       1.03x          83.5%         8.44%
---------------------------------------------------------------------------------------------------------------------------------
253 - 264 months                                        1    $  2,616,139          0.3%       1.05x          88.1%         7.90%
---------------------------------------------------------------------------------------------------------------------------------
289 - 300 months                                       10    $ 88,388,398         10.8%       1.55x          60.6%         7.64%
---------------------------------------------------------------------------------------------------------------------------------
301 - 312 months                                        1    $  2,948,693          0.4%       1.00x          81.3%         7.75%
---------------------------------------------------------------------------------------------------------------------------------
337 - 348 months                                        4    $ 39,500,000          4.8%       1.28x          72.7%         6.99%
---------------------------------------------------------------------------------------------------------------------------------
349 - 360 months                                      100    $666,087,462         81.3%       1.32x          72.2%         7.46%
---------------------------------------------------------------------------------------------------------------------------------
                                                      125    $818,834,218        100.0%       1.33X          71.1%         7.47%
---------------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 349 MONTHS.

--------------------------------------------------------------------------------
REMAINING STATED AMORTIZATION TERMS

                                                                                                             WEIGHTED
                                                                                                              AVERAGE    WEIGHTED
                                                NUMBER OF       AGGREGATE            % OF    WEIGHTED         CUT-OFF     AVERAGE
                                                 MORTGAGE    CUT-OFF DATE    CUT-OFF DATE     AVERAGE            DATE    MORTGAGE
REMAINING STATED AMORTIZATION TERMS                 LOANS         BALANCE    POOL BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
109 - 120 months                                        1    $  1,713,838          0.2%       1.20x          57.1%         7.85%
---------------------------------------------------------------------------------------------------------------------------------
145 - 156 months                                        3    $  4,678,812          0.6%       1.00x          66.8%         6.91%
---------------------------------------------------------------------------------------------------------------------------------
193 - 204 months                                        1    $  1,484,156          0.2%       1.25x          59.4%         7.88%
---------------------------------------------------------------------------------------------------------------------------------
205 - 216 months                                        1    $  1,725,127          0.2%       1.11x          78.4%         8.00%
---------------------------------------------------------------------------------------------------------------------------------
217 - 228 months                                        1    $  1,526,789          0.2%       1.03x          82.5%         8.13%
---------------------------------------------------------------------------------------------------------------------------------
229 - 240 months                                        1    $  1,041,518          0.1%       1.40x          59.5%         7.87%
---------------------------------------------------------------------------------------------------------------------------------
241 - 252 months                                        1    $  7,123,285          0.9%       1.03x          83.5%         8.44%
---------------------------------------------------------------------------------------------------------------------------------
253 - 264 months                                        1    $  2,616,139          0.3%       1.05x          88.1%         7.90%
---------------------------------------------------------------------------------------------------------------------------------
289 - 300 months                                       10    $ 88,388,398         10.8%       1.55x          60.6%         7.64%
---------------------------------------------------------------------------------------------------------------------------------
301 - 312 months                                        1    $  2,948,693          0.4%       1.00x          81.3%         7.75%
---------------------------------------------------------------------------------------------------------------------------------
337 - 348 months                                        5    $ 43,724,622          5.3%       1.27x          72.9%         7.16%
---------------------------------------------------------------------------------------------------------------------------------
349 - 360 months                                       99    $661,862,840         80.8%       1.32x          72.1%         7.45%
---------------------------------------------------------------------------------------------------------------------------------
                                                      125    $818,834,218        100.0%       1.33X          71.1%         7.47%
---------------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE REMAINING STATED AMORTIZATION TERM IS 346 MONTHS.

* For purposes of determining the debt service coverage ratio for 1 Mortgage Loans (identified as loan number 18), the amount available under a letter of credit was deducted from the applicable principal balance. In addition, the principal balance of such Mortgage Loan was reduced by the amount of such letter of credit for determining the loan-to-value ratio of such Mortgage Loan. See "DESCRIPTION OF THE MORTGAGE POOL -- Additional Mortgage Loan Information" in the preliminary prospectus supplement.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY

                                                                                     % OF                    WEIGHTED    WEIGHTED
                                                NUMBER OF       AGGREGATE    CUT-OFF DATE    WEIGHTED         AVERAGE     AVERAGE
                                                 MORTGAGE    CUT-OFF DATE            POOL     AVERAGE    CUT-OFF DATE    MORTGAGE
PREPAYMENT PROVISIONS                               LOANS         BALANCE         BALANCE        DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance/Open                               118    $769,398,030           94.0%       1.34x           71.0%       7.45%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Yield Maintenance/Open                          6     $41,378,470            5.1%       1.25x           71.3%       7.83%
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance or Yield Maintenance/Open            1      $8,057,717            1.0%       1.37x           74.6%       7.23%
---------------------------------------------------------------------------------------------------------------------------------
                                                      125    $818,834,218          100.0%       1.33X           71.1%       7.47%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)

PREPAYMENT RESTRICTION           AUG-01   AUG-02   AUG-03   AUG-04   AUG-05   AUG-06   AUG-07
---------------------------------------------------------------------------------------------
Lockout/Defeasance               100.0%   100.0%   100.0%    97.4%    93.9%    93.4%    93.4%
Yield Maintenance(2)               0.0%     0.0%     0.0%     2.6%     6.1%     6.6%     6.6%
Open                               0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%
---------------------------------------------------------------------------------------------
Total                            100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Beginning Balance as of
the Cut-Off Date (in millions)   818.83   811.58   803.39   794.52   784.77   716.77   706.18
Percent of Cut-Off Date Pool
Balance                          100.0%    99.1%    98.1%    97.0%    95.8%    87.5%    86.2%
---------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTION           AUG-08   AUG-09   AUG-10   AUG-11
-------------------------------------------------------------------
Lockout/Defeasance                93.3%    93.3%    90.2%    100.0%
Yield Maintenance(2)               6.7%     6.7%     4.0%      0.0%
Open                               0.0%     0.0%     5.8%      0.0%
-------------------------------------------------------------------
Total                            100.0%   100.0%   100.0%    100.0%
-------------------------------------------------------------------
-------------------------------------------------------------------
Total Beginning Balance as of
the Cut-Off Date (in millions)   687.53   675.35   662.21    16.73
Percent of Cut-Off Date Pool
Balance                           84.0%    82.5%    80.9%      2.0%
-------------------------------------------------------------------

PREPAYMENT RESTRICTION           AUG-12   AUG-13   AUG-14   AUG-15   AUG-16   AUG-17   AUG-18
---------------------------------------------------------------------------------------------
Lockout/Defeasance               100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%
Yield Maintenance(2)               0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%
Open                               0.0%     0.0%     0.0%     0.0%     0.0%     0.0%     0.0%
---------------------------------------------------------------------------------------------
Total                            100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Beginning Balance as of
the Cut-Off Date (in millions)   15.52    14.22    13.24     8.83     7.94     6.97     3.81
Percent of Cut-Off Date Pool
Balance                            1.9%     1.7%     1.6%     1.1%     1.0%     0.9%     0.5%
---------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTION           AUG-19   AUG-20   AUG-21   AUG-22
-------------------------------------------------------------------
Lockout/Defeasance               100.0%   100.0%   100.0%    100.0%
Yield Maintenance(2)               0.0%     0.0%     0.0%      0.0%
Open                               0.0%     0.0%     0.0%      0.0%
-------------------------------------------------------------------
Total                            100.0%   100.0%   100.0%    100.0%
-------------------------------------------------------------------
-------------------------------------------------------------------
Total Beginning Balance as of
the Cut-Off Date (in millions)    2.75     1.91     1.53      1.11
Percent of Cut-Off Date Pool
Balance                            0.3%     0.2%     0.2%      0.1%
-------------------------------------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that an ARD Loan will be repaid in full on its Anticipated Repayment Date), if any.

(2) Includes one Mortgage Loan (loan number 30), representing 1.0% of the Cut-Off Date Pool Balance, which gives the borrower the option of defeasance or yield maintenance.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                                        WEIGHTED   WEIGHTED
                                                           % OF                         AVERAGE    AVERAGE
                                                          CUT-OFF                       CUT-OFF      LTV      WEIGHTED   WEIGHTED
                                 NUMBER       CUT-OFF      DATE                           DATE     RATIO AT   AVERAGE    AVERAGE
                               OF LOANS/       DATE        POOL          PROPERTY         LTV      MATURITY     DSC      MORTGAGE
LOAN NAME                      PROPERTIES   BALANCE(1)    BALANCE        TYPE(2)         RATIO      OR ARD     RATIO       RATE
---------                      ----------   -----------   -------   ------------------  --------   --------   --------   --------
Panama City Mall.............     1/1       $41,000,000    5.0%     Retail-Anchored       63.8%      56.1%     1.46x       7.30%
Cornerstone Portfolio........     4/4       $39,500,000    4.8%     Multifamily-          72.7%      63.9%     1.28x       6.99%
                                                                    Conventional
Alliance Portfolio...........     1/3       $38,895,603    4.8%     Multifamily-          76.1%      72.5%     1.20x       7.35%
                                                                    Conventional
Woodview Apartments..........     1/1       $34,357,052    4.2%     Multifamily-          74.2%      65.8%     1.35x       7.60%
                                                                    Conventional
600 Battery Street...........     1/1       $26,086,638    3.2%     Office-CBD            62.1%      55.1%     1.33x       7.63%
DoubleTree Rockville.........     1/1       $24,233,309    3.0%     Hotel-Full Service    48.5%      40.3%     2.08x       7.58%
Olen Portfolio...............     3/3       $21,466,917    2.6%     Industrial-Flex       71.0%      63.1%     1.34x       7.67%
                                                                    and Office-
                                                                    Suburban
CitiFinancial Building.......     1/1       $20,951,574    2.6%     Office-CBD            69.8%      60.4%     1.46x       6.60%
U-Haul Portfolio IV..........     1/8       $16,045,580    2.0%     Self Storage          60.8%      49.6%     1.42x       7.50%
Lake Creek Festival..........     1/1       $15,220,453    1.9%     Retail-Anchored       75.0%      66.0%     1.34x       7.27%

---------------

(1) In the case of a concentration of cross-collateralized and cross-default mortgage loans, the aggregate principal balance.
(2) "CBD" refers to central business district.
- The weighted average Cut-Off Date LTV Ratio of the ten largest Mortgage Loans (by Cut-Off Date Balance) is 68.0% and the weighted average Cut-Off Date LTV Ratio of the rest of the Mortgage Loans is 72.6%.
- The weighted average DSC Ratio of the ten largest Mortgage Loans (by Cut-Off Date Balance) is 1.41x and the weighted average DSC Ratio of the rest of the Mortgage Loans is 1.29x.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

[Photo of retail property relating to Lake Creek Festival]


                                   [Photo of 600 Battery Street office building]





                         [Photo of Woodview Apartments]





[Photo of self-storage property relating to the U-Haul Portfolio IV]


           [Photo of multifamily property relating to the Cornerstone Portfolio]



This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

[Photo of Panama City Mall]                [Photo of DoubleTree Rockville hotel]





[Photo of multifamily property relating to the Alliance Portfolio]


                                               [Photo of CitiFinancial Building]


[Photo of office building relating to the Olen Portfolio]


This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

PANAMA CITY MALL

- THE LOANS. The Panama City Mall loan (the "Panama City Mall Loan") is secured by a first lien mortgage on Panama City Mall, an anchored retail shopping center located in Panama City, Florida.

- THE PROPERTY. The Mortgaged Property is comprised of 1 building that contains approximately 249,516 square feet of net rentable area in the aggregate. The mall's three anchors are Sears, Dillards and JC Penney, none of which are part of the collateral for the Panama City Mall Loan. As of April 2001, the occupancy rate for the Mortgaged Property was approximately 87.2%. The following table presents information relating to the anchor tenants and major tenants at the Mortgaged Property:

                                                 % OF        NET RENTABLE     % OF NET      DATE OF LEASE
                  TENANT                     GROSS REVENUE    AREA (SF)     RENTABLE AREA    EXPIRATION
                  ------                     -------------   ------------   -------------   -------------
Dillards(1)................................        N/A         140,120           N/A             N/A
Sears Roebuck & Company(1).................        N/A         131,943           N/A             N/A
JC Penney(1)...............................        N/A          85,097           N/A             N/A
Carmike Cinemas(2).........................        1.4%         15,000           6.0%       December 2001
Piccadilly Cafeteria.......................        1.5%          9,600           3.8%       December 2001
Camelot Music..............................        2.1%          8,264           3.3%       December 2008

     --------------------

    (1) None of the anchors are part of the collateral and each of the anchors is anchor owned.

    (2) Carmike Cinemas is currently in bankruptcy but has continued to pay rent.

- ESCROWS. As a condition to the closing of the Panama City Mall Loan, ongoing replacement reserves in the amount of $4,153.92 and ongoing leasing reserves in the amount of $28,039.05 are required on a monthly basis. Upon the satisfaction of certain conditions including receipt by the mortgagee of (a) a renewal of the Carmike Cinemas lease for a renewal term of at least five years or (b)(i) leases with one or more new tenants for a term of at least five years for all or a portion of the Carmike Cinemas and (ii) the attainment of a debt service coverage of not less than 1.4x on a trailing twelve-month basis, the ongoing leasing reserves are required to be reduced to $20,977.36. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE LOAN POOL--Underwriting Standards" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. At the closing of the Panama City Mall Loan, the originator required that payments due under the applicable tenant leases be directly deposited into a lockbox account. The funds in the lockbox account are transferred to the borrower's operating account on a regular basis unless and until such time that (a) the debt service coverage ratio is less than 1.15x computed by lender on a trailing twelve month basis as of any date or (b) an event of default has occurred.

- SPONSOR. The sponsor of the borrower is Robert Aikens, an individual with over 40 years of commercial real estate experience, specializing in the development and management of retail properties.

- PARTIAL RELEASE. The borrower is permitted to cause a release of a portion of the Mortgaged Property from the lien of the mortgage in connection with the transfer of that portion to a third party for the construction of a new anchor store, provided that certain conditions must be satisfied, including, among other things, (a) no event of default has occurred and is continuing under the terms of the Panama City Mall Loan, (b) the borrower provides evidence that

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

   the portion of the Mortgaged Property remaining subject to the mortgage (the "Remaining Portion") (i) will comply with all zoning and other governmental requirements and (ii) has all utilities and means of access as are reasonably necessary for the development, use, occupancy and operation of the Remaining Portion and (c) the borrower provides or delivers (i) evidence that the release will not result in a reduction of the value of the Remaining Portion or a reduction of the debt service coverage ratio of the Panama City Mall Loan below 1.15x, (ii) evidence that each anchor tenant and any other tenants required to approve a release have approved such release, (iii) written evidence from each Rating Agency that such release will not result in the downgrade, withdrawal or qualification of the respective ratings of any of the Certificates and (iv) an opinion of counsel stating that any REMIC will not fail to maintain its status as a REMIC solely as a result of the release. In addition, the mortgagee will have the right to approve any construction performed on the Remaining Portion in connection with the release and the construction of a new anchor store and the borrower will be required to demonstrate that any such construction will not adversely affect the use, value or operation of, or access to, the Remaining Portion.

- TRANSFER TO A REIT. The lender pre-approved the transfer of the Mortgaged Property to a publicly traded real estate investment trust that has market capitalization of not less than $500,000,000 upon the satisfaction of certain conditions, including written confirmation from each of the Rating Agencies that the transfer will not result in the downgrading, withdrawal or qualification of the respective ratings of any of the Certificates. Upon such transfer, the related mortgage provides that certain terms of the mortgage will be revised as set forth in the loan documents.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

CORNERSTONE PORTFOLIO

- THE LOANS. The Cornerstone Portfolio consists of 4 Mortgage Loans (the "Cornerstone Loans") which are collectively secured by first lien deeds of trusts on 4 multifamily properties located in Texas. Each of the Cornerstone Loans is cross-collateralized and cross-defaulted with each of the other Cornerstone Loans. Each Cornerstone Loan provides for interest-only payments during the first year of the term of loan, and fixed monthly payments of principal and interest thereafter.

- THE PROPERTIES. As of March 2001, the average occupancy rate for the Mortgaged Properties securing the Cornerstone Loans was approximately 96.6%. The following table presents certain information relating to the Mortgaged Properties securing the Cornerstone Loans:

                                                                      CUT-OFF DATE      NUMBER
                PROPERTY NAME                   PROPERTY LOCATION     LOAN BALANCE     OF UNITS
                -------------                   -----------------    --------------    ---------
Canyon Hills Apartments.......................  Austin, Texas        $12,675,000.00    229 units
The Courts on Pear Ridge Apartments...........  Dallas, Texas        $10,575,000.00    242 units
Park Village Apartments.......................  Bedford, Texas       $ 8,500,000.00    238 units
Summer Tree Apartments........................  Dallas, Texas        $ 7,750,000.00    232 units

- ESCROWS. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Standards" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. At any time during the term of each of the Cornerstone Loans, the related borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lockbox account (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x or (ii) upon the occurrence of an event of default.

- SPONSOR. The sponsor of the borrower is Cornerstone Realty Income Trust, Inc., a publicly traded (NYSE) real estate investment trust with ownership interests in approximately 87 properties encompassing over 20,500 units in 5 states.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

ALLIANCE PORTFOLIO

- THE LOAN. The Alliance Portfolio Loan consists of a single Mortgage Loan (the "Alliance Loan") which is secured by first lien deeds of trust on 2 multifamily properties located in Texas and 1 multifamily property located in Florida. The Alliance Loan has a 5-year loan term.

- THE PROPERTIES. As of February 2001, the average occupancy rate for the Mortgaged Properties securing the Alliance Loan was approximately 96.4%. The following table presents certain information relating to the Mortgaged Properties securing the Alliance Loan:

                                                                                    NUMBER
PROPERTY NAME                                                 PROPERTY LOCATION    OF UNITS
-------------                                                 ------------------   ---------
Woodland Meadows Apartments.................................  Tamarac, Florida     296 units
Hunter's Glen Apartments....................................  Plano, Texas         276 units
Golfside Apartments.........................................  Haltom City, Texas   402 units

- ESCROWS. At the closing of the Alliance Loan, the borrower was required to deposit $3,000,000 into escrow to be used for maintenance of the Mortgaged Properties. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Standards" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. At the closing of the Alliance Loan, the lender required that payments due under the applicable tenant leases be directly deposited into a mortgagee designated lockbox account.

- SPONSOR. The sponsor of the borrower is Alliance Holdings, LLC ("Alliance Holdings"). Alliance Holdings is a privately owned real estate investment, development and finance firm which primarily concentrates on multifamily properties. Alliance Holdings and its affiliates own interests in a portfolio of more than 26,000 apartment units throughout Texas, the Midwest and the Eastern Seaboard from Virginia to Florida.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

WOODVIEW APARTMENTS

- THE LOAN. The Woodview Apartments loan (the "Woodview Apartments Loan") is secured by a first lien deed of trust on a 264 unit garden-style multifamily complex located in Malvern, Pennsylvania.

- THE PROPERTY. As of April 2001, the occupancy rate for the Mortgaged Property was approximately 94.3%. The Mortgaged Property is comprised of 264 garden-style apartment units constructed in 1998. The Mortgaged Property contains a clubhouse, swimming pool and business center with computers printers and faxes available to tenants.

- ESCROWS. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL--Underwriting Standards" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-  LOCKBOX ACCOUNT.  The lender did not require a lockbox account.

- SPONSOR. The sponsor of the borrower is Korman Communities Inc., which has been active in real estate investment, ownership and management in the Philadelphia, Pennsylvania area since 1909.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

600 BATTERY STREET

- THE LOAN. The 600 Battery Street loan (the "600 Battery Street Loan") is secured by a first lien deed of trust on a 2-story plus finished basement office building located in San Francisco, California.

- THE PROPERTY. The Mortgaged Property is comprised of 112,208 square feet of net rentable area. As of April 2001, the occupancy rate for the Mortgaged Property was approximately 100%. The following table presents certain information relating to the tenants at the Mortgaged Property:

                                                TENANT NET         % OF NET       DATE OF LEASE
TENANT NAME                                  RENTABLE AREA(SF)   RENTABLE AREA      EXPIRATION
-----------                                  -----------------   -------------   ----------------
Goldberg Mosser O'Neil, LLC................       94,000            83.8%          April 2010
Applied Graphics Technologies..............       18,208            16.2%          April 2010

- ESCROWS. At the closing of the 600 Battery Street Loan, the borrower was required to deposit a sum of $900,000 into an escrow account to be used for tenant improvements and leasing commissions. In addition, the borrower is required to deposit: (i) $15,666 per month into such escrow account from August, 2004 until July, 2007 and (ii) $31,333 per month into such escrow account from August, 2007 until July, 2009 until such time as the deposited amount is equal to $1,500,000. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Standards" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. At the closing of the 600 Battery Street Loan, the lender required that payments due under the applicable tenant leases be directly deposited into a mortgagee designated lockbox account.

- SPONSOR. The sponsors of the borrower are National Electric Benefit Fund (87.2%) and M&J Wilkow (12.8%). National Electric Benefit Fund was established in 1946. M&J Wilkow owns interests in, among other things, 10 office properties, 42 retail properties and 2 resort properties.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------


DOUBLETREE ROCKVILLE

- THE LOAN. The DoubleTree Rockville Loan (the "Rockville Loan") is secured by, among other things, a deed of trust encumbering a hotel in Rockville, MD. The Rockville Loan provides for interest-only payments through September 1, 2001, and thereafter, monthly payments of principal and interest.

- THE PROPERTY. The Mortgaged Property is a 315 room hotel located in Rockville, Maryland operated as a DoubleTree Guests Suites Hotel.

- ESCROWS. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Standards" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. At the closing of the Rockville Loan, the borrower was required to deposit all amounts payable to the borrower or the property manager into a collection account, and instruct the credit card companies to pay all amounts payable to the borrower or the property manager directly to the collection account. Funds in the collection account are required to be returned to the borrower on a regular basis until the occurrence of a cash management event (as defined in the loan documents), at which time all funds in the collection account are required to be transferred to a cash collateral account pledged to the mortgagee as additional security for the Rockville Loan. A cash management event includes, among other things, an event of default under the loan documents and notice from the mezzanine lender that a default has occurred under the mezzanine loan documents.

- MEZZANINE LOAN. iStar DB Seller, L.L.C., a Delaware limited liability company is the current holder of a $53,500,000 mezzanine loan of which amount, $12,766,691.40 is allocated to the Mortgaged Property. The mezzanine loan is secured by a pledge of the ownership interests in the borrower and its general partner and the direct and indirect interests in affiliated owners of seven additional hotel properties sponsored by Thayer Lodging Group, Inc., which properties do not secure the Rockville Loan.

- SPONSOR. The sponsor of the borrower is Thayer Lodging Group, Inc., a privately held real estate operating company that owns more than $950 million in hotel real estate.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------


OLEN PORTFOLIO

- THE LOANS. The Olen Portfolio consists of 3 Mortgage Loans (the "Olen Loans") which are collectively secured by first lien deeds of trust on 3 commercial properties located in California. Each Olen Loan is cross-collateralized and cross-defaulted with each other Olen Loan.

- THE PROPERTIES. As of January 2001, the average occupancy rate for the Mortgaged Properties securing the Olen Loans was approximately 92.1%. The following table presents certain information relating to the Mortgaged Properties securing the Olen Loans:

                                                                            CUT-OFF
                                                                             DATE
                                                                             LOAN             NUMBER OF           PROPERTY
PROPERTY NAME                                 PROPERTY LOCATION             BALANCE       BUILDINGS/SQ. FT.         TYPE
-------------                         ----------------------------------  -----------   ----------------------   ----------
Olen Pointe Brea....................  Brea, California                    $11,730,822    1 bldg/79,286 sq. ft.     Office
Amanecer Business Park..............  San Clemente, California            $ 5,456,602   4 bldgs/80,207 sq. ft.   Industrial
Aventura Business Park..............  Rancho Santa Margarita, California  $ 4,279,492   2 bldgs/42,403 sq. ft.   Industrial

- ESCROWS. At the closing of the Olen Loans, the related borrower was required to deposit a sum of $1,226,575 to be used for tenant improvements required pursuant to the landlord's obligations under certain leases at the Olen Pointe Brea property. In addition, the borrower was required to deposit (i) $100,000 per year until such time as the deposited amount is equal to $500,000 to be used for tenant improvements and leasing commissions and (ii) a letter of credit in the sum of $1,200,000 as additional collateral. The letter of credit is automatically renewable on an annual basis and will not be released until, with respect to the Olen Pointe Brea property, (i) the borrower has achieved an annualized base rental income of no less than $1,925,000 with third party tenants having lease terms of no less than 3 years and (ii) the mortgagee has received an estoppel certificate from each tenant at the Mortgaged Property that each tenant has taken occupancy of and accepted space at the Mortgaged Property, has opened for business and has commenced the payment of regularly scheduled rent. Notwithstanding the foregoing, after March 1, 2002, the letter of credit may be released if the loan-to-value ratio is equal to or lesser than 75%. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE
   POOL -- Underwriting Standards" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. At the closing of the Olen Loans, the lender required that payments due under the applicable tenant leases be directly deposited into a mortgagee designated lockbox account.

- SPONSOR. The sponsor of the borrower is The Olen Companies, a real estate management and development company founded in 1973. The Olen Companies owns and manages in excess of 1,250 commercial buildings containing approximately 10,000,000 square feet and approximately 10,000 multifamily units.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------


CITIFINANCIAL BUILDING

- THE LOAN. The CitiFinancial Building loan (the "CitiFinancial Building Loan") is secured by a first lien deed of trust on the 20-story office building located in Baltimore, Maryland.

- THE PROPERTY. The Mortgaged Property is comprised of 265,362 square feet of net rentable area. As of January 2001, the occupancy rate for the Mortgaged Property was approximately 100%. The Mortgaged Property is fully leased to CitiFinancial Inc. and the lease payments are guaranteed by Citicorp. The lease commenced January 1, 2001 and expires July 31, 2016.

- ESCROWS. At the closing of the CitiFinancial Building Loan, the borrower was required to deposit a sum of $7,000,000 to be used for capital improvements, tenant improvements and asbestos abatement. In addition, escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE
   POOL -- Underwriting Standards" and Annex A-3 to this preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. At any time during the term of the CitiFinancial Building Loan, the related borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lockbox account upon the occurrence of an event of default.

- SPONSOR. The sponsor of the borrower is The Herbert J. Kendall Trust ("Kendall Trust"). The Kendall Trust portfolio contains, among other things, ownership interest in 10 offices buildings containing 1,429,144 square feet.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------


U-HAUL PORTFOLIO IV LOAN

- THE LOAN. The U-Haul Portfolio IV loan (the "U-Haul IV Loan") is a single Mortgage Loan secured by first lien deeds of trust, deeds to secure debt or mortgages (as applicable) on 8 mini-storage facilities located in Texas (2 properties), Oregon, California, Arizona, Louisiana, Georgia and Florida.

- THE PROPERTIES. The following table presents certain information relating to the Mortgaged Properties securing the U-Haul IV Loan:

                     PROPERTY NAME                            PROPERTY LOCATION         SQUARE FEET
                     -------------                       ---------------------------    -----------
U-Haul Hayden..........................................      Scottsdale, Arizona          47,720
U-Haul Broward.........................................   Fort Lauderdale, Florida        38,475
U-Haul Center Vacaville................................     Vacaville, California         38,325
U-Haul Center Old National.............................     College Park, Georgia         64,350
U-Haul North Richland..................................  North Richland Hills, Texas      54,475
U-Haul Center Tigard...................................        Tigard, Oregon             38,665
U-Haul Grissom Road....................................      San Antonio, Texas           39,445
U-Haul Center Gause Blvd...............................      Slidell, Louisiana           45,772

- ESCROWS. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriting Standards" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-  LOCKBOX ACCOUNT.  The lender did not require a lockbox account.

- SPONSOR. The sponsor of the borrower is SAC Holding Corporation. SAC Holding Corporation, through its various entities, owns 200 self storage facilities containing approximately 8,700,000 square feet. The Mortgaged Properties are managed by subsidiary U-Haul International, Inc., a subsidiary of AMERCO, a publicly traded real estate investment trust (NASDAQ). U-Haul International, Inc. currently manages in excess of 900 self storage locations.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------


LAKE CREEK FESTIVAL

- THE LOAN. The Lake Creek Festival Shopping Center Loan (the "Lake Creek Festival Loan") is secured by a first lien deed of trust on a 285,353 square foot anchored retail center located in Austin, Texas.

- THE PROPERTY. The Mortgaged Property is comprised of 285,353 square feet of net rentable area with 1,304 parking spaces. As of March 2001, the occupancy rate for the Mortgaged Property was approximately 100%. The following table presents certain information relating to the major tenants at the Mortgaged
   Property:

                                                             TENANT NET      % OF NET
                                                            RENTABLE AREA    RENTABLE    DATE OF LEASE
                          TENANT                                (SF)           AREA       EXPIRATION
                          ------                            -------------    --------    -------------
K-Mart....................................................     86,479          30.3%       Oct. 2015
Randall's (Hobby Lobby)...................................     57,454          20.1%        May 2012
Stein Mart................................................     33,900          11.9%       Oct. 2013

- ESCROWS. Monthly escrows are collected for real estate property taxes, insurance and replacement reserves. Escrows were generally required in accordance with the underwriting guidelines of the related Mortgage Loan Seller. See "DESCRIPTION OF THE MORTGAGE POOL -- Underwriters Standards" and Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCKBOX ACCOUNT. The originator required that payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lockbox account.

-  SPONSOR.  The sponsor of the borrower is Robert Yari.

                                     NOTES

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

- GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans. See Annexes A-6, A-7 and A-8 to the preliminary prospectus supplement for certain information relating to certain Credit Lease Loans.

-  SIGNIFICANT SPONSOR CONCENTRATIONS.

                                                                      % OF      WEIGHTED AVERAGE
                                                        CUT-OFF      CUT-OFF        CUT-OFF        WEIGHTED AVERAGE
                            # OF           LOAN          DATE       DATE POOL       DATE LTV             DSC
       SPONSOR         LOANS/PROPERTY     NUMBERS       BALANCE      BALANCE         RATIO              RATIO
       -------         --------------   -----------   -----------   ---------   ----------------   ----------------
Cornerstone..........       4/4         17,22,29,33    39,500,000      4.8%           72.7%             1.28x


                       WEIGHTED AVERAGE
                           MORTGAGE
       SPONSOR               RATE
       -------         ----------------
Cornerstone..........        6.99%

- CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Two (2) groups of Mortgage Loans, representing 7.4% of the Cut-Off Date Pool Balance, are cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan, except the AB Mortgage Loans, will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

- GROUND LEASES. Four (4) Mortgage Loans, representing 3.2% of the Cut-Off Date Pool Balance, are, in each such case, secured primarily by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. See "Certain Legal Aspects of Mortgage
   Loans -- Foreclosure -- Leasehold Risks" in the prospectus accompanying the preliminary prospectus supplement.

- CREDIT LEASE LOANS. Nine (9) of the Mortgage Loans, representing 2.7% of the Cut-Off Date Pool Balance (the "Credit Lease Loans"), were underwritten based upon the financial strength of the tenant to which the related Mortgaged Property is leased. Scheduled monthly rent payments under the related credit lease are generally determined in underwriting to be sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Lease Loans (other than any Balloon Payment, which is covered by a

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-C3
--------------------------------------------------------------------------------

   Residual Value Insurance Policy). The credit leases generally provide that the tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Mortgaged Property.

- AB MORTGAGE LOANS. Three (3) companion mortgage loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the "AB Mortgage Loans") (identified as loan numbers 97, 103 and 113 on Annex A-1 to the preliminary prospectus supplement) have a Cut-Off Date Balance of $4,678,812, representing 0.6% of the Cut-Off Date Pool Balance. Each AB Mortgage Loan and its related companion loan are cross-defaulted. No companion loan is part of the trust fund. Under the terms of separate co-lender and servicing agreements, each holder of a companion loan has agreed to subordinate its interest in certain respects to the related AB Mortgage Loan. The AB Mortgage Loans are Credit Lease Loans.

- SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender's prior consent. One Mortgage Loan, representing 0.9% of the Cut-Off Date Pool Balance, expressly permits unsecured indebtedness subject to certain conditions, other than indebtedness in the ordinary course of business or indebtedness that would require consent from the lender. In addition, 2 Mortgage Loans, representing 1.1% of the Cut-Off Date Pool Balance, have existing unsecured debt incurred other than in the ordinary course of business. With respect to 2 Mortgage Loans, representing 2.7% of the Cut-Off Date Pool Balance, the related Mortgage Loan documents provide that the borrowers under certain circumstances may pledge their limited partnership interests or other ownership interests in the borrower as security for mezzanine debt in the future. Two (2) Mortgage Loans, representing 7.7% of the Cut-Off Date Pool Balance, have existing mezzanine debt.

- ENVIRONMENTAL CONSIDERATIONS. With respect to 3 Mortgage Loans, representing 2.1% of the Cut-Off Date Pool Balance, the related borrowers were required to obtain a secured creditor impaired property environmental insurance policy in lieu of or in addition to environmental escrows established, provided (i) the policy premium for the term is fully paid, (ii) at issuance, the issuer has a claims paying ability of not less than "AAA" by S&P, "Aaa" by Moody's Investors Servicer, Inc. "AAA" by Fitch or "A++XV" by A.M. Best Company, and
   (iii) the policy is in an amount not less than the full principal amount of the loan.

- EARTHQUAKE ANALYSES. An architectural and/or engineering consultant performed an analysis on certain Mortgaged Properties located in areas considered to be an earthquake risk, which includes California, in order to evaluate the structural and seismic condition of the property and to assess, based primarily on statistical information, the maximum probable loss for the property in an earthquake scenario. The resulting reports concluded that in the event of an earthquake, 1 of the 8 Mortgaged Properties securing 1 Mortgage Loan, representing approximately 2.0% of the Cut-Off Date Pool Balance and 1 of the 9 Mortgaged Properties securing 1 Mortgage Loan, representing approximately 1.8% of the Cut-Off Date Pool Balance are likely to suffer a probable maximum loss in excess of 20% of the amount of the estimated replacement cost of the improvements located on the related Mortgaged Property. The Mortgaged Properties described above do not have earthquake insurance in place.

This material is for your private information and none of First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.